UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2023

Investcorp Europe Acquisition Corp I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41161	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Century Yard, Cricket Square Elgin Avenue P.O. Box 1111, George Town Grand Cayman, Cayman Islands	KY1-1102
(Address of principal executive offices)	(Zip Code)

+1 (345) 949-5122

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IVCBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IVCB	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IVCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As of 5:00 p.m. on December 1, 2023 (the “Redemption Deadline”), Investcorp Europe Acquisition Corp I (the “Company”) has received requests to redeem a total of 7,834,372 Class A ordinary shares. Shareholders who wish to withdraw their previously submitted redemption requests may do so prior to the Extraordinary General Meeting by requesting the Company’s transfer agent, Continental Stock Transfer & Trust Company, to return such shares. Based on the redemption requests received by the Redemption Deadline, the Company will have a total of 11,171,295 Class A ordinary shares outstanding following the Extraordinary General Meeting.

The Company encourages its shareholders to vote in favor of the proposal to extend the date by which the Company must complete a business combination from December 17, 2023 to June 17, 2024. The Extraordinary General Meeting will be held on December 5, 2023 at 10:00 a.m. at the offices of Shearman & Sterling LLP, located at 800 Capital Street, Suite 2200, Houston, Texas 77002 and can be accessed virtually by visiting https://www.cstproxy.com/investcorpeu1spac/ext2023

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “would,” “seem,” “anticipates,” “seeks,” “future,” “predicts,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the proposed Contributions. These statements are based on current expectations on the date of this announcement and involve a number of risks and uncertainties that may cause actual results to differ significantly. Many actual events and circumstances are beyond the control of the Company. These forward looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to enter into definitive agreements or consummate a transaction with an initial business combination target; the amount of redemption requests made by the Company’s shareholders and the amount of funds remaining in the Trust Account after satisfaction of such requests; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this current report. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On November 9, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary General Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: Investcorp Europe Acquisition Corp I, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investcorp Europe Acquisition Corp I

Date: December 4, 2023	By:	/s/ Craig Sinfield-Hain
	Name:	Craig Sinfield-Hain
	Title:	Chief Financial Officer